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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 4, 2001
                                                 -------------------------------

                             RAINMAKER SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                     0-28009                    33-0442860
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

1800 Green Hills Road, Scotts Valley, California                          95066
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code  (831) 430-3800
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                                      None
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          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.
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Termination of the Novell VLA Services Agreement: In March of 2001, Rainmaker
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Systems, Inc. ("Rainmaker") and Novell, Inc. ("Novell") announced the Novell VLA
Services Agreement, dated March 1, 2001, by and between Rainmaker and Novell
(the "Novell Agreement"). Pursuant to the Novell Agreement, Rainmaker would establish a business unit known as Novell VLA Services, as a partner to Novell's PartnerNet 2000, and Rainmaker would sell VLA upgrade protection and renew VLA agreements. Effective as of September 30, 2001, Rainmaker's relationship with Novell will discontinue and the Novell Agreement will be terminated.

Termination of the Outsourced Services Agreement: As part of Rainmaker's ongoing
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efforts to focus its resources on clients with which it can maintain a profitable relationship around its core CRP services, Rainmaker's relationship with Pumatech, Inc. (formerly known as Puma Technology, Inc., "Pumatech") will discontinue and the Outsourced Services Agreement, dated as of July 19, 1999, by and between Rainmaker and Pumatech will be terminated effective as of September 14, 2001.

                                   SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RAINMAKER SYSTEMS, INC.
                                           -------------------------------------
                                                     (Registrant)
       September 4, 2001                          /s/ Michael Silton
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            (Date)                                    (Signature)*
                                             By:    Michael Silton
                                             Title: Chairman of the Board,
                                                      President and
                                                      Chief Executive Officer

* Print name and title of the signing officer under his signature.